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                                                                    Exhibit 10.6

                          AMENDMENT ON LEASE AGREEMENT
                          ----------------------------

     This is an agreement (the "Agreement") between K-1 Corporate Restructuring Real Estate Investment Trusts Company, Ltd. (the "Lessor") and WiderThan Co., Ltd. (the "Lessee") to amend the agreement (the "Lease Agreement") dated October 11, 2003, on leasing of K1 REIT building (463, Chungjeong-ro 3-ga, Saedaenum-go, Seoul, Korea) (the "Leased Building") as follows.

1. Clause 1 (Specifications of the Leased Building)

The Lessor agrees to lease the Leased Building specified below to the Lessee and Lessee agrees to lease the Leased Building from the Lessor.

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    Address        463, Chungjeong-ro 3-ga, Saedaenum-go, Seoul, Korea
--------------------------------------------------------------------------------
  Name of the      K1 REIT Building (Previously Regent Fire & Marine Insurance
   building        Building)
--------------------------------------------------------------------------------
    Floors         5 floors (14th, 15th, 16th, 17th and 3rd floor)
--------------------------------------------------------------------------------
     Area          7,209.42 m(2) (2,180.84 pyong)        Purpose        Business
--------------------------------------------------------------------------------

2. Clause 3. (Leasehold deposit)

1) The Lessee agrees to deposit interest-free leasehold deposit to the Lessor as below. Full amount must be paid before the lease period starts.

--------------------------------------------------------------------------------
  Lease Deposit                     Amount                       Payment date
--------------------------------------------------------------------------------
 Existing deposit        W 812,610,000                           Already paid
--------------------------------------------------------------------------------
Additional deposit       W 212,378,000                          Date of signing
--------------------------------------------------------------------------------
     Total               W 1,024,988,000
--------------------------------------------------------------------------------

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3. Clause 4 (Rent)

The Lessee will pay W 102,498,000 (W 47,000 per pyong) excluding VAT(Value Added
Tax) every month to the Lessor as rent.

4. Clause 5 (Maintenance expenses)

1) The Lessee will pay W 54,520,000 (W 25,000 per pyong) excluding VAT every month to the Lessor as fixed maintenance expenses.

5. Clause 9 (Usage of parking lots)

The Lessee can use 40 parking lots (8 per floor) for free. The Lessee agrees to abide by the Parking Lot Management Rules set by the Lessor separately.

6. This Agreement will take effect on April 21, 2004. Additional area on the 3rd floor will be subject to below rent and maintenance expenses.

1) Maintenance expenses for 3rd floor will be applied starting June 1, 2004.

2) Rent for 3rd floor will be applied starting July 1, 2004.

Items not discussed in this Agreement will be regulated by the original Lease Agreement and other amendments to the Lease Agreement.
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In witness whereof, the undersigned, being duly authorized by their respective
Parties, have signed this agreement. This agreement is drafted and signed in duplicate copies, both copies being equally authentic, and each copy shall be kept by each party.



                                                                   2004. 04. 21.



Lessor           Name: K-1 Corporate Restructuring Real Estate Investment
                 Trusts Company, Ltd.
                 Address: 14F/Sins Tower, 144-25 Samsung-dong, Kangnam-gu, Seoul
                 /s/ Lee, Ho-gil
                 Lee, Ho-gil, CEO
                 Corporate registration number: 110111-2616534

Lessee           Name: WiderThan Co., Ltd.
                 Address: 463 Chungjeong-ro 3-ga, Seodaemun-gu, Seoul
                 /s/ Jin Woo So
                 Jin Woo So, CEO
                 Corporate registration number: 110111-1998701